UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 7, 2008

GPS INDUSTRIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-30104 (Commission File Number)	88-0350120 (I.R.S. Employer Identification No.)

5500-152nd Street, #214
Surrey, BC Canada V3S 5J9
(Address of Principal Executive Offices)

(604) 576-7442
(Registrant’s Telephone Number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

This Amendment No. 1 to the Current Report on Form 8-K/A dated April 7, 2008 of GPS Industries, Inc., a Nevada corporation (the “Company”), relates to the acquisition of the assets of UpLink Corporation (“UpLink”) on January 18, 2008.

As permitted, the Current Report on Form 8-K reporting the transaction omitted the financial statements of UpLink and the pro forma information required by Items 9.01(a) and (b), respectively. This Amendment No. 1 to the Current Report on Form 8-K/A is being filed to provide the financial statements of UpLink and the pro forma information required by Items 9.01(a) and (b), respectively, and should be read in conjunction with the Current Report on Form 8-K filed with the Securities and Exchange Commission on January 25, 2008 in which a more complete description of the transaction described herein appears.

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of businesses acquired - included herein are:

i)	Exhibit 99.1 – Financial Statements for UpLink Corporation as follows:

Balance Sheets as at June 30, 2007 (unaudited) and June 30, 2006 (audited)

Condensed Statement of Income for the years ended June 30, 2007 (unaudited) and June 30, 2006 (audited) and for the six months ended December 31, 2007 (unaudited) and December 31, 2006 (unaudited)

Condensed Statement of Cash flow for the years ended June 30, 2007 (unaudited) and June 30, 2006 (audited)

Report of independent auditors for the year ended June 30, 2006

Balance Sheets as at June 30, 2006 and 2005

Statement of Operations for years ended June 30, 2006 and 2005

Statement of Stockholders Equity (deficit) June 30, 2006 and 2005

Statement of Cash Flows for years ended June 30, 2006 and 2005

Consent of the auditors of Uplink Corporation

Audited financial statements of Uplink Corporation for the year ended June 30, 2007 were not yet available at the time of filing this 8K/A. A further 8K/A will be filed when the audited financial statements are available.

(b)
Pro forma financial information - Included herein are the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2007 and year ended December 31, 2006 and the condensed combined balance sheets as at September 30, 2007:

The following financial statements of UpLink Corporation are provided in accordance with § 210.8-04, Financial statements of businesses acquired or to be acquired. The following financial information is presented for illustrative purposes only and is not necessarily indicative of:

i)	The results of operations and financial position that would have occurred had the acquisition taken place on the dates indicated or,

ii)	The future operations of the business or,

iii)	How the business would have been managed under GPSI management.

The following information should be relied on only for the limited purpose of presenting the historical financial information of the acquired business without adjustment for assets and liabilities retained by UpLink Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2008	GPS Industries, Inc. (Registrant)
	By:	/s/ Joe Miller
Name: Joe Miller
Title: Chief Financial Officer